SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) October 5, 2004

                          MANAKOA SERVICES CORPORATION
                               (FORMERLY KNOWN AS
                        ELECTRONIC IDENTIFICATION, INC.)
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             (Exact Name of Registrant as Specified in its Charter)



                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


             000-27365                                  88-0440528
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    (Commission File Number)                (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)



Section 1 - Registrant's Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement

Manakoa Services Corporation, announced that it has entered into an agreement with The QuanStar Group, LLC., under which QuanStar will actively assist the Company with developing strategic partnerships and with executing its growth and operational plans. QuanStar will also work with Manakoa to expand sales channels for the Company's suite of products and services.

For there services, Quanstar will be receiving a monthly retainer, 500,000 shares of the Company's common stock vesting over six months from the execution of the agreement and Business Development Fee for qualified new business.

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Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

(a) Exhibits
99.1 Press Release of MANAKOA SERVICES CORPORATION, dated October 5, 2004, reporting MANAKOA Announces Strategic Relationship with the QuanStar Group.

(b) Financial Statements
    None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)

Dated: October 5, 2004                       By: /s/ G. Robert Williams
                                             -----------------------------------
                                             Name:   G. Robert Williams
                                             Title: Chief Executive Officer


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